2018 Annual Stress Test Disclosure Dodd-Frank Act Stress Test Results Supervisory Severely Adverse Scenario June 21, 2018

Table of contents Page 1 2018 Supervisory Severely Adverse scenario results 1 2 Risks and methodologies 8 3 DFAST results – In-scope bank entities 11 4 Forward-looking statements 15

Overview The 2018 Annual Stress Test Disclosure presents results of the annual stress test conducted by JPMorgan Chase & Co. (“JPMorgan Chase” or the “Firm”) in accordance with the regulation, issued by the Board of Governors of the Federal Reserve System (the “Federal Reserve”), which implemented the Dodd-Frank Act Stress Test (“DFAST”) requirements for covered companies. The results reflect certain forecasted financial measures for the nine-quarter projection period (Q1 2018 through Q1 2020) under the Supervisory Severely Adverse scenario prescribed by the Federal Reserve. The stress test has been conducted in accordance with the Comprehensive Capital Analysis and Review (“CCAR”) 2018 Summary Instructions published by the Federal Reserve on February 1, 2018 (“2018 CCAR Instructions”). The results presented were calculated using forecasting models and methodologies developed by JPMorgan Chase. The processes used for JPMorgan Chase were also used for the results presented for the depository institutions, JPMorgan Chase Bank, National Association (“JPMCB”) and Chase Bank USA, National Association (“CUSA”). The Federal Reserve conducts stress testing of financial institutions, including JPMorgan Chase, based on forecasting models and methodologies developed by the Federal Reserve. Because of the different models and methodologies utilized by the Firm and the Federal Reserve, results published by the Federal Reserve may vary from those disclosed herein; JPMorgan Chase may not be able to explain the differences between the results published in this report and the results published by the Federal Reserve. The results presented reflect the following specific assumptions as prescribed by the DFAST rule starting with the second quarter of the projection period (“DFAST Capital Actions”)1:  Common stock dividend payments are assumed to continue at the same dollar amount as the average of the prior-four quarters (Q2 2017 – Q1 2018) and include common stock dividends attributable to issuances related to employee compensation  Scheduled dividend, interest, or principal payments for other capital instruments are assumed to be paid  Repurchases of common stock and redemptions of other capital instruments are assumed to be zero  Issuances of new preferred, or common stock, other than issuances of common stock related to employee compensation, are assumed to be zero The results disclosed herein represent hypothetical estimates under the Supervisory Severely Adverse scenario prescribed by the Federal Reserve that reflect an economic outcome that is more adverse than expected, and do not represent JPMorgan Chase's forecasts of expected gains, losses, pre-provision net revenue, net income before taxes, capital, risk-weighted assets (“RWA”), or capital ratios. A strong capital position is essential to JPMorgan Chase's business strategy and competitive position. Capital adequacy and stress testing is subject to oversight at the most senior levels of the Firm, including the Board of Directors. The CCAR and Mid-Cycle stress tests are subject to a governance framework, which includes oversight by: the Board of Directors, Capital Governance Committee, Capital Management, Internal Audit, Model Risk Governance & Review, and the Firmwide and line of business (“LOB”) Chief Financial Officers and Chief Risk Officers. 1 The first quarter of the projection period (Q1 2018) reflects actual capital actions (e.g., actual common stock dividends and repurchases net of issuances, and issuances and redemptions of other capital instruments) 1

2018 DFAST annual Supervisory Severely Adverse scenario summary  The Supervisory Severely Adverse scenario, as constructed and prescribed by the Federal Reserve, is characterized by a severe global recession, accompanied by global aversion to long-term fixed-income assets  Results are forecasted over a nine-quarter planning horizon  Results capture the impact of stressed economic and market conditions on capital and risk-weighted assets, including:  Potential losses on all on- and off-balance sheet positions  Pre-provision net revenue  Accumulated other comprehensive income Key economic variables from Supervisory Severely Adverse scenario prescribed by the Federal Reserve1  U.S. real GDP – GDP declines 7.5% between the fourth quarter of 2017 and its trough in the third quarter of 2019  U.S. inflation – The annualized rate of change in the Consumer Price Index (“CPI”) drops from 3.7% in the fourth quarter of 2017 to 0.9% in the second quarter of 2018  U.S. unemployment rate – Unemployment rate increases by 5.9 percentage points from its level in the fourth quarter of 2017, peaking at 10% in the third quarter of 2019  Real estate prices – House prices decline 30% through the second half of 2019 relative to their level in the fourth quarter of 2017; commercial real estate prices decline by 40% through the second half of 2019 relative to their level in the fourth quarter of 2017  Equity markets – Equity prices decline by 65% between the fourth quarter of 2017 and their trough in the first quarter of 2019; equity market volatility peaks in the second quarter of 2018  Short-term and long-term rates – Short-term Treasury rates drop from 1.20% in the fourth quarter of 2017 to 0.10% in the first quarter of 2018, where they remain for the duration of the forecast horizon; long-term Treasury rates remain unchanged at 2.40% throughout the forecast horizon due to investor aversion to long-term fixed-income assets  Mortgage rates – 30-year mortgage rate rises from 3.90% in the fourth quarter of 2017 to 6.00% in the first half of 2019, before gradually declining to reach 5.50% in the first quarter of 2020  Credit spreads – Spreads on investment-grade corporate bonds increase from approximately 160 basis points in the fourth quarter of 2017 to 570 basis points at their peak in the first quarter of 2019  International – The international component of the scenario features severe recessions in the Euro area, the United Kingdom, and Japan, and a shallow and brief recession in developing Asia 1 For the full scenario description and a complete set of economic variables provided by the Federal Reserve, see Board of Governors of the Federal Reserve System “2018 Supervisory Scenarios for Annual Stress Tests Required under the Dodd-Frank Act Stress Testing Rules and the Capital Plan Rule” (February 1, 2018) 2

DFAST results under the Supervisory Severely Adverse scenario

Capital and RWA projections – JPMorgan Chase

Firm-calculated projected stressed capital ratios[1] (Q1 2018 – Q1 2020)

	Actual Q4 2017	2018 CCAR/ regulatory minimum	Stressed capital ratios[2]	
			Q1 2020	Minimum
Common equity tier 1 capital ratio (%)	12.2%	4.5%	8.3%	6.8%
Tier 1 risk-based capital ratio (%)	13.9%	6.0%	10.0%	8.4%
Total risk-based capital ratio (%)	15.9%	8.0%	12.3%	10.4%
Tier 1 leverage ratio (%)	8.3%	4.0%	6.1%	5.6%
Supplementary leverage ratio (%)	6.5%	3.0%	4.8%	4.4%

[1] All regulatory capital ratios are calculated under Basel III standardized transitional rules, in accordance with the transition arrangements provided in the Federal Reserve's revised capital framework, issued in July 2013, and using the definitions of capital, risk-weighted assets, leverage assets (for the tier 1 leverage ratio), and supplementary leverage exposures (for the supplementary leverage ratio), that are in effect during the applicable quarter of the planning horizon. For additional information on Basel III, see Capital Risk Management on pages 82-91 of JPMorgan Chase's Annual Report on Form 10-K for the year ended December 31, 2017

[2] The minimum capital ratio represents the lowest calculated stressed capital ratio during the period Q1 2018 to Q1 2020. Calculations do not include the impact of JPMorgan Chase's 2018 CCAR capital actions request

Firm-calculated projected Q1 2020 risk-weighted assets

	Actual Q4 2017	Projected Q1 2020
Risk-weighted assets (billions of dollars)[1]	$1,500	$1,490

[1] Risk-weighted assets are calculated under the Basel III Standardized capital risk-based approach

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DFAST results under the Supervisory Severely Adverse scenario

Profit & Loss projections – JPMorgan Chase

Firm-calculated 9-quarter cumulative projected losses, revenue, net income before taxes, and other comprehensive income (Q1 2018 – Q1 2020)

	Billions of dollars	Percent of average assets[1]
Pre-provision net revenue[2]	$62.6	2.5%
Other revenue[3]	0.0	
less		
Provision for loan and lease losses	55.2	
Realized losses/(gains) on securities (AFS/HTM)[4]	0.3	
Trading and counterparty losses[5]	31.1	
Other losses/(gains)[6]	4.2	
equals		
Net income (loss) before taxes	$(28.2)	(1.1)%
Memo items		
Other comprehensive income[7]	$(10.9)	
Other effects on capital	Actual Q4 2017	Q1 2020
Accumulated other comprehensive income ("AOCI") in capital (billions of dollars)[8]	$(0.2)	$(8.1)

Note: Numbers may not sum due to rounding

[1] Average assets is the nine-quarter average of total assets Q1 2018 to Q1 2020

[2] Pre-provision net revenue ("PPNR") includes losses from operational-risk events, mortgage repurchase expenses, and other real estate owned ("OREO") costs

[3] Other revenue includes one-time income and expense items not included in PPNR

[4] Realized losses/(gains) on securities (AFS/HTM) consist of projections resulting from credit-related other-than-temporary impairment ("OTTI"). It also assumes no securities are sold throughout the forecast period

[5] Trading and counterparty losses include mark-to-market ("MTM") and credit valuation adjustment ("CVA") losses resulting from the assumed instantaneous global market shock, and losses arising from the counterparty default scenario component applied to derivatives, securities lending, and repurchase agreement activities

[6] Other losses/(gains) includes projected changes in fair value of loans held for sale ("HFS") and loans held for investment measured under the fair value option ("FVO")

[7] Other comprehensive income ("OCI") is reported on a pre-tax basis and includes net unrealized losses/gains on (a) available-for-sale ("AFS") securities, (b) foreign currency translation adjustments, (c) cash flow hedges, and (d) net losses and prior service costs related to defined benefit pension and other postretirement employee benefit ("OPEB") plans

[8] JPMorgan Chase, as an advanced approach bank holding company ("BHC"), is required to transition AOCI related to (a) AFS securities and (b) defined benefit pension and OPEB plans into projected regulatory capital. The transition arrangements for AOCI included in projected regulatory capital are 80 percent for Q4 2017, and 100 percent from January 1, 2018 onward

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JPMORGAN CHASE & CO.

DFAST results under the Supervisory Severely Adverse scenario Loan loss projections – JPMorgan Chase Firm-calculated 9-quarter cumulative projected loan losses, by type of loan (Q1 2018 – Q1 2020) Billions of dollars Portfolio loss rates (%)1 Loan losses2 $42.5 4.6% First lien mortgages, domestic 2.2 0.9 Junior liens and HELOCs, domestic 1.5 4.2 Commercial & industrial3 8.5 5.0 Commercial real estate, domestic 4.6 4.2 Credit cards 22.3 16.7 Other consumer4 1.2 2.1 Other5 2.2 1.3 Note: Numbers may not sum due to rounding 1 Average loan balances used to calculate portfolio loss rates exclude loans held for sale and loans accounted for under the fair value option 2 Beginning in 2018, loan losses do not include impairments in the purchased credit-impaired ("PCI") portfolio. If impairments in the PCI portfolio were included, loan losses would have been $3.1 billion (1.3% portfolio loss rate) on first lien mortgages and $2.7 billion (7.5% portfolio loss rate) on junior liens and HELOCs; other loan types would not have been impacted by impairments in the PCI portfolio 3 Includes small and medium enterprise loans and corporate cards 4 Includes auto loans and other consumer loans 5 Includes international real estate loans, loans secured by farmland, loans to foreign governments, agricultural loans, securities lending, loans to depository and other financial institutions, and all other loans and leases 5

Key drivers of JPMorgan Chase’s DFAST pro forma common equity tier 1 (“CET1”) ratio Firm-calculated CET1 ratio calculated under Supervisory Severely Adverse scenario (billions of dollars) 4.2% 12.2% (3.7)% 0.1% (2.1)% 8.3% (0.3)% (0.5)% (0.1)% (1.6)% 2018 CCAR/ regulatory minimum: 4.5% Launch point Pretax PPNR Pretax Pretax Pretax AOCI RWA Other³ Net End point 2018 DFAST (incl. op. losses) provisions trading and other capital 2018 DFAST (4Q 2017)¹ for loan and counterparty losses² distributions4 (1Q 2020)¹ lease losses losses CET1 $183 $63 $(55) $(31) $(4) $(8) $(1) $(24) $123 RWA $1,500 $(9) $1,490 Note: Numbers may not sum due to rounding 1 Q4 2017 and Q1 2020 reflect end-of-period amounts. Other amounts represent the cumulative nine-quarter impact Q1 2018 to Q1 2020 2 Includes projected changes in fair value of loans HFS and loans held for investment measured under the FVO 3 Represents other items, including income taxes, securities losses/gains, and goodwill and intangibles net of related deferred tax liabilities 4 Net capital distributions reflect DFAST Capital Actions 6

Key drivers of JPMorgan Chase’s DFAST pro forma supplementary leverage ratio (“SLR”) Firm-calculated SLR calculated under Supervisory Severely Adverse scenario (billions of dollars) 2.0% 6.5% (1.7)% 0.3% (1.0)% 4.8% (0.1)% (0.2)% (0.1)% (0.7)% 2018 CCAR/ regulatory minimum: 3.0% Launch point Pretax PPNR Pretax Pretax Pretax AOCI SLR exposure Other³ Net End point 2018 DFAST (incl. op. losses) provisions trading and other capital 2018 DFAST (4Q 2017)¹ for loan and counterparty losses² distributions4 (1Q 2020)¹ lease losses losses Tier 1 $209 $63 $(55) $(31) $(4) $(8) $(1) $(24) $148 SLR Exposure $3,204 $(122) $3,082 Note: Numbers may not sum due to rounding 1 Q4 2017 and Q1 2020 reflect end-of-period amounts. Other amounts represent the cumulative nine-quarter impact Q1 2018 to Q1 2020 2 Includes projected changes in fair value of loans HFS and loans held for investment measured under the FVO 3 Represents other items, including income taxes, securities losses/gains, and goodwill and intangibles net of related deferred tax liabilities 4 Net capital distributions reflect DFAST Capital Actions 7

Table of contents Page 1 2018 Supervisory Severely Adverse scenario results 1 2 Risks and methodologies 8 3 DFAST results – In-scope bank entities 11 4 Forward-looking statements 15

Key risks addressed in capital adequacy assessment projections The below risks, categorized across four risk types, are those inherent in JPMorgan Chase's business activities. The results of the Firm's capital stress tests reflect these risks: Risk types Definition  Strategic risk is the risk associated with the Firm’s current and future business plans and objectives, including capital risk, liquidity risk, and the impact to the Firm’s reputation  Capital risk is the risk the Firm has an insufficient level and composition of capital to support the Firm’s business activities and associated risks during normal economic environments and under stressed conditions Strategic  Liquidity risk is risk that the Firm will be unable to meet its contractual and contingent financial obligations as they arise or that it does not have the appropriate amount, composition, and tenor of funding and liquidity to support its assets and liabilities  Reputation risk1 is the potential that an action, inaction, transaction, investment or event will reduce trust in the Firm’s integrity or competence by its various constituents, including clients, counterparties, investors, regulators, employees and the broader public  Credit and investment risk is the risk associated with the default or change in credit profile of a client, counterparty or customer; or loss of principal or a reduction in expected returns on investments, including consumer credit risk, wholesale credit risk, and investment portfolio risk  Consumer credit risk is the risk associated with the default or change in credit profile of a customer Credit and  investment Wholesale credit risk is the risk associated with the default or change in credit profile of a client or counterparty  Investment portfolio risk is the risk associated with the loss of principal or a reduction in expected returns on investments arising from the investment securities portfolio held by Treasury and CIO in connection with the Firm’s balance sheet or asset-liability management objectives or from principal investments managed in various lines of business in predominantly privately-held financial assets and instruments  Market risk is the risk associated with the effect of changes in market factors, such as interest and foreign exchange rates, equity and commodity Market prices, credit spreads or implied volatilities, on the value of assets and liabilities held for both the short and long term  Operational risk is the risk associated with inadequate or failed internal processes, people and systems, or from external events and includes compliance risk, conduct risk, legal risk, and estimations and model risk  Compliance risk is the risk of failure to comply with applicable laws, rules, and regulations  Conduct risk is the risk that any action or inaction by an employee of the Firm could lead to unfair client/customer outcomes, compromise the Operational Firm’s reputation, impact the integrity of the markets in which the Firm operates, or reflect poorly on the Firm’s culture  Legal risk is the risk of loss primarily caused by the actual or alleged failure to meet legal obligations that arise from the rule of law in jurisdictions in which the Firm operates, agreements with clients and customers, and products and services offered by the Firm  Estimations and model risk is the risk of the potential for adverse consequences from decisions based on incorrect or misused estimation outputs For additional information on risks, see Enterprise-Wide Risk Management on pages 75-76 of JPMorgan Chase’s Annual Report on Form 10-K for the year ended December 31, 2017 1 Reputation risk is less quantifiable than other risks. Actual losses from historical events that may have caused reputation risk are captured through the Firm’s operational loss forecasting framework; however, the entirety of the reputation risk impact may not be quantifiable 8

Key methodologies used in capital adequacy assessment projections  Quantitative approach applied across all scenarios; approach employs econometric models and historical regressions where appropriate  Non-model estimation is applied to define key business assumptions (market size, market share, trading flows, expense levels, credit quality of new loan originations), and as the primary method of estimation when models cannot be used due to limited or insufficient data, or when components are not sensitive to changes in economic environment Capital component Forecast methodology PPNR  Represents total net revenue less noninterest expense; includes operational risk expense and excludes credit cost  Product-centric models and forecasting frameworks for revenue forecasts based on JPMorgan Chase’s historical experience supplemented by industry data and non-model estimation, where appropriate  Granular, LOB-level projections for expense forecasts, governed by firmwide expense reduction guidelines for severe stress environments  Econometric and regression models and forecasting framework used, as appropriate, to establish relationships between macroeconomic factors and the Firm’s historical experience  Operational risk loss projections utilize multiple approaches. For risks with relatively more frequent losses, the relationship between macroeconomic variables and the Firm’s historical loss experience for those risks are utilized to derive loss projections. For idiosyncratic risks with relatively large potential losses, the loss projections rely on subject matter experts' forward-looking assessment of the risk (i.e. scenario analysis, Capital reasonably possible loss ("RPL")) (earnings) Gains/losses on securities  Projections of gains/losses on AFS and held-to-maturity ("HTM") positions resulting from credit-related OTTI; assumes no securities are sold throughout the forecast period  OTTI is estimated using credit migration models for non-securitized assets and cash flow simulations for securitized assets Losses on HFS/FVO loans  Projections of changes in valuations of HFS loans and commitments pending syndication, as well as loans accounted for under FVO in the Firm’s wholesale loan portfolio  Projections capture the Firm’s exposure to changes in the mark-to-market value of HFS/FVO loans primarily due to credit spreads based on facility rating Provision for loan and lease losses  Projections of net charge-offs, reserves, and loan balances based on composition and characteristics of wholesale and consumer loan portfolios across asset classes and customer segments Credit  Model-based approach reflects credit migrations and changes in delinquency trends driven by underlying economic factors; additionally, models consider characteristics such as credit rating, geographic distribution, product and industry mix, and collateral type  Utilizes loss experience data relevant to the Firm’s asset classes and portfolios 9

Key methodologies used in capital adequacy assessment projections (cont’d) Capital component Forecast methodology Trading & counterparty losses  Instantaneous global market shock applied to trading and counterparty positions as of December 7, 20171; mark-to-market and nine-quarter default losses are reflected in first quarter of the projection period Market  Utilizes the existing firmwide stress framework and models approved for valuation and stress testing to measure the Firm’s exposure to changes in fair value of financial instruments primarily driven by movements in interest rates, FX rates, equity prices, credit spreads, and commodity prices  Counterparty default assumes an instantaneous default of the counterparty which would result in the largest loss across derivatives and securities financing transaction (“SFT“) activities after the market shock  Projections of risk-weighted assets are calculated under the Basel III Standardized capital risk-based approach  RWA Credit risk RWA projections utilize forecasted loan, securities, derivatives and secured finance balances  Market risk RWA projections reflect relationships between RWA and key macroeconomic drivers using a combination of models and non-model estimates  AOCI primarily includes the after-tax change in unrealized gains and losses on investment securities and the Firm’s defined benefit pension and OPEB plans AOCI  Projections are based on estimated changes in value of positions using a combination of full revaluation and sensitivity-based forecasting approaches for AFS securities, and pension and OPEB plan assets and liabilities  Capital projections reflect: Capital  Balance sheet management strategies  DFAST Capital Actions prescribed by the Federal Reserve's requirements 1 As prescribed in the 2018 CCAR Instructions published on February 1, 2018, the “as-of” date can be any date during the business week of December 4, 2017 10

Table of contents Page 1 2018 Supervisory Severely Adverse scenario results 1 2 Risks and methodologies 8 3 DFAST results – In-scope bank entities 11 4 Forward-looking statements 15

DFAST results under the Supervisory Severely Adverse scenario

Capital projections – JPMCB

JPMCB-calculated projected stressed capital ratios[1] (Q1 2018 – Q1 2020)

	Actual Q4 2017	Stressed capital ratios[2]	
		Q1 2020	Minimum
Common equity tier 1 capital ratio (%)	13.8%	13.0%	10.5%
Tier 1 risk-based capital ratio (%)	13.8%	13.0%	10.5%
Total risk-based capital ratio (%)	14.7%	14.2%	11.6%
Tier 1 leverage ratio (%)	8.7%	7.9%	7.1%
Supplementary leverage ratio (%)	6.7%	6.4%	5.6%

[1] All regulatory capital ratios are calculated under Basel III standardized transitional rules, provided in the Office of the Comptroller of the Currency's ("OCC") revised capital framework, issued in July 2013, and using the definitions of capital, risk-weighted assets, leverage assets (for the tier 1 leverage ratio), and supplementary leverage exposures (for the supplementary leverage ratio), that are in effect during the applicable quarter of the planning horizon. For additional information on Basel III, see Capital Risk Management on pages 82-91 of JPMorgan Chase's Annual Report on Form 10-K for the year ended December 31, 2017

[2] Changes in capital ratios over the projection horizon are primarily driven by PPNR, provisions for loan and lease losses, trading and counterparty losses, AOCI, changes in RWA, and capital distributions to the BHC. Stressed capital ratios are calculated in accordance with the OCC's Annual Stress Test rule requirements (12 CFR Part 46). See 77 Fed. Reg. 61238 (December 3, 2014). The stressed capital ratios reflect certain capital actions JPMCB would expect to take if the stress scenario was realized and consistent with JPMCB's internal capital management policy. The minimum capital ratio represents the lowest calculated stressed capital ratio during the period Q1 2018 to Q1 2020

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JPMorgan Chase & Co.

DFAST results under the Supervisory Severely Adverse scenario

Profit & Loss projections – JPMCB

JPMCB-calculated 9-quarter cumulative projected losses, revenue, net income before taxes, and other comprehensive income (Q1 2018 – Q1 2020)

	Billions of dollars	Percent of average assets[1]
Pre-provision net revenue[2]	$59.5	2.8%
Other revenue[3]	0.0	
less		
Provision for loan and lease losses	35.6	
Realized losses/(gains) on securities (AFS/HTM)[4]	0.2	
Trading and counterparty losses[5]	21.7	
Other losses/(gains)[6]	4.2	
equals		
Net income (loss) before taxes	$(2.3)	(0.1)%
Memo items		
Other comprehensive income[7]	$(12.7)	
Other effects on capital	Actual Q4 2017	Q1 2020
Accumulated other comprehensive income ("AOCI") in capital (billions of dollars)[8]	$1.0	$(7.6)

Note: Numbers may not sum due to rounding

[1] Average assets is the nine-quarter average of total assets Q1 2018 to Q1 2020

[2] PPNR includes losses from operational-risk events, mortgage repurchase expenses, and OREO costs

[3] Other revenue includes one-time income and expense items not included in pre-provision net revenue

[4] Realized losses/(gains) on securities (AFS/HTM) consist of projections resulting from credit-related OTTI. It also assumes no securities are sold throughout the forecast period

[5] Trading and counterparty losses include MTM and CVA losses resulting from the assumed instantaneous global market shock, and losses arising from the counterparty default scenario component applied to derivatives, securities lending, and repurchase agreement activities

[6] Other losses/(gains) includes projected changes in fair value of loans HFS and loans held for investment measured under the FVO

[7] OCI is reported on a pre-tax basis and includes net unrealized losses/gains on (a) AFS securities, (b) foreign currency translation adjustments, (c) cash flow hedges, and (d) net losses and prior service costs related to defined benefit pension plans

[8] JPMCB, as a wholly-owned subsidiary of an advanced approach BHC, is required to transition AOCI related to (a) AFS securities and (b) defined benefit pension plans into projected regulatory capital. The transition arrangements for AOCI included in projected regulatory capital are 80 percent for Q4 2017, and 100 percent from January 1, 2018 onward

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JPMORGAN CHASE & CO.

DFAST results under the Supervisory Severely Adverse scenario

Capital projections – CUSA

CUSA-calculated projected stressed capital ratios[1] (Q1 2018 – Q1 2020)

	Actual Q4 2017	Stressed capital ratios[2]	
		Q1 2020	Minimum
Common equity tier 1 capital ratio (%)	19.1%	12.5%	11.4%
Tier 1 risk-based capital ratio (%)	19.1%	12.5%	11.4%
Total risk-based capital ratio (%)	24.5%	17.9%	16.6%
Tier 1 leverage ratio (%)	17.1%	11.1%	10.5%
Supplementary leverage ratio (%)	11.8%	7.9%	7.6%

[1] All regulatory capital ratios are calculated under Basel III standardized transitional rules, provided in the OCC's revised capital framework, issued in July 2013, and using the definitions of capital, risk-weighted assets, leverage assets (for the tier 1 leverage ratio), and supplementary leverage exposures (for the supplementary leverage ratio), that are in effect during the applicable quarter of the planning horizon. For additional information on Basel III, see Capital Risk Management on pages 82-91 of JPMorgan Chase's Annual Report on Form 10-K for the year ended December 31, 2017

[2] Changes in capital ratios over the projection horizon are primarily driven by PPNR, provisions for loan and lease losses, changes in RWA, and capital distributions indirectly to the BHC. Stressed capital ratios are calculated in accordance with the OCC's Annual Stress Test rule requirements (12 CFR Part 46). See 77 Fed. Reg. 61238 (December 3, 2014). The stressed capital ratios reflect the capital actions CUSA would expect to take if the stress scenario was realized and consistent with CUSA's internal capital management policy. The minimum capital ratio represents the lowest calculated stressed capital ratio during the period Q1 2018 to Q1 2020

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JPMORGAN CHASE & CO.

DFAST results under the Supervisory Severely Adverse scenario Profit & Loss projections – CUSA CUSA-calculated 9-quarter cumulative projected losses, revenue, net income before taxes, and other comprehensive income (Q1 2018 – Q1 2020) Percent of average Billions of dollars assets1 Pre-provision net revenue $14.0 10.7% Other revenue2 0.0 less Provision for loan and lease losses 19.6 Realized losses/(gains) on securities (AFS/HTM)3 0.0 Trading and counterparty losses4 0.0 Other losses/(gains)5 0.0 equals Net income (loss) before taxes $(5.6) (4.3)% Memo items Other comprehensive income $0.0 Other effects on capital Actual Q4 2017 Q1 2020 Accumulated other comprehensive income ("AOCI") in capital (billions of dollars) $0.0 $0.0 Note: Numbers may not sum due to rounding 1 Average assets is the nine-quarter average of total assets Q1 2018 to Q1 2020 2 Other revenue includes one-time income and expense items not included in pre-provision net revenue 3 Realized losses/(gains) on securities (AFS/HTM) consist of projections resulting from credit-related OTTI. It also assumes no securities are sold throughout the forecast period 4 Trading and counterparty losses include MTM and CVA losses resulting from the assumed instantaneous global market shock, and losses arising from the counterparty default scenario component applied to derivatives, securities lending, and repurchase agreement activities 5 Other losses/(gains) includes projected changes in fair value of loans HFS and loans held for investment measured under the FVO 14

Table of contents Page 1 2018 Supervisory Severely Adverse scenario results 1 2 Risks and methodologies 8 3 DFAST results – In-scope bank entities 11 4 Forward-looking statements 15

Forward-looking statements The 2018 Dodd-Frank Act Annual Stress Test Results Disclosure (the “Stress Test Results”) presented herein contains forward-looking projections that represent estimates based on the hypothetical, severely adverse economic and market scenarios and assumptions under the Supervisory Severely Adverse scenario prescribed by the Board of Governors of the Federal Reserve System (“Federal Reserve”). The Stress Test Results do not represent JPMorgan Chase's forecasts of actual expected gains, losses, pre-provision net revenue, net income before taxes, capital, risk-weighted assets (“RWA”), or capital ratios. JPMorgan Chase’s actual future financial results will be influenced by actual economic and financial conditions and various other factors as described in its reports filed with the Securities and Exchange Commission (“SEC”), which are available on JPMorgan Chase’s website (http://investor.shareholder.com/jpmorganchase/sec.cfm), and on the Securities and Exchange Commission’s website (www.sec.gov). JPMorgan Chase does not undertake to update forward-looking statements. 15